Exhibit 99.1

Contact:	Sandra Sternberg
Maya Pogoda
Sitrick And Company
310-788-2850

Ron Hutchison Leaving IBC; Randy Vance Named to Serve as Interim CFO

Kansas City, Missouri – July 16, 2007 – Interstate Bakeries Corporation (IBC) (OTC:IBCIQ.PK) today announced the resignation of Ronald B. Hutchison as executive vice president and chief financial officer. J. Randall (Randy) Vance, senior vice president finance and treasurer, will serve as interim CFO and oversee the company's financial operations until a permanent successor to Mr. Hutchison, who has accepted the CFO position with a privately held company, is named. Mr. Hutchison will remain with the Company through July 31 to help ensure an orderly transition.

“It is with regret that I accept Ron’s resignation at this time,” said Craig Jung, chief executive officer. “Ron has been an integral member of the executive team, and instrumental in leading the Company’s Sarbanes-Oxley compliance efforts and bringing the Company current with its Securities and Exchange Commission (SEC) filings. I speak for the entire management team in thanking him for his commitment and dedication during these difficult times.

“We are fortunate to have someone with Randy’s financial experience to help move us forward in the financial function,” Mr. Jung said. “Since Randy joined the Company three years ago, he has been responsible for restructuring an extensive risk management program for IBC, negotiating amendments to our credit facilities, managing our letter-of-credit portfolio and developing reliable financial controls and discipline,” Mr. Jung said.

Mr. Vance joined IBC in September 2004. He had previously been with Farmland Industries, Inc. for 13 years, most recently as a vice president and treasurer. Mr. Vance holds both an M.B.A. and a B.B.A in finance from the University of Missouri.

“We do not anticipate any disruption or delay in reporting our year-end results for FY 2007, which we anticipate will occur in mid-August as planned,” Mr. Jung said. “Going forward, we expect to provide all financial reports required by the Court and the SEC on a timely basis.”

About the Company

Interstate Bakeries Corporation is one of the nation's largest wholesale bakers and distributors of fresh-baked bread and sweet goods, under various national brand names, including Wonder(R), Baker's Inn(R), Merita(R), Hostess(R) and Drake's(R). The Company is headquartered in Kansas City.

Cautionary Statement Regarding Forward-Looking Statements and Other Matters

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company's views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "could," "should" and "continue" or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the evaluation of various alternatives, including, but not limited to, the sale of some or all of its assets, infusion of capital, debt restructuring and the filing and ultimate approval of a plan of reorganization with the Bankruptcy Court, or any combination of these options; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility as amended; the ability of the Company to develop, propose, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with failing to obtain court approval for one or more extensions to the exclusivity period for the Company to propose and confirm one or more plans of reorganization or with third parties seeking and obtaining court approval to terminate or shorten any such exclusivity period, for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process;

risks associated with the Company's restructuring process, including the risks associated with achieving the desired savings in connection with its PC review and bakery and route consolidations; potential adverse publicity; the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company's liquidity or results of operations; the ability of the Company to finalize, fund and execute its going-forward business plan; risks associated with inflationary cost increases in materials, ingredients, energy and employee wages and benefits; the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to structure and implement a plan of reorganization, as well as to evaluate the Company’s various alternatives discussed above; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company's products; the effectiveness of the Company's efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to retain, motivate and/or attract key executives and employees; changes in our relationship with employees and the unions that represent them; increased costs and uncertainties related to periodic renegotiation of union contracts; obligations and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company's multiemployer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; risks associated with new product introductions, including the success of such new products in achieving and retaining market share, and the Company's ability to expand existing brands; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company's intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation's response to such acts and acts of war; and other factors. These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.